Exhibit 13.1

CERTIFICATIONS

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Forbes Medi-Tech Inc. (the “Company”) on Form 20-F for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles A. Butt, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2009

/s/ Charles A. Butt

Charles A. Butt

Chief Executive Officer

(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Forbes Medi-Tech Inc. and will be retained by Forbes Medi-Tech Inc. and furnished to the Securities and Exchange Commission or its staff upon request.